Exhibit 10.1.11

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

UNCLASSIFIED

2. AMENDMENT/MODIFICATION NO.
P00003			1	3

3. EFFECTIVE DATE
10/29/2013

4. REQUISITION/PURCHASE REO. NO.
See Schedule

5. PROJECT NO. (If applicable)

6. ISSUED BY		CODE	HM0210
[**REDACTED**]

7. ADMINISTERED BY (If other than Item 6)		CODE	[**REDACTED**]
[**REDACTED**]

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)
DIGITALGLOBE, INC. Attn: DIGITALGLOBE, INC. 1601 DRY CREEK DRIVE SUITE 260 LONGMONT CO 805036493

CODE	1CGQ7	FACILITY CODE

9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

☒		10A. MODIFICATION OF CONTRACT/ORDER NO.
HM021013CN002

10B. DATED (SEE ITEM 13)
07/30/2013

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers			☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning                  copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

See Schedule

Net Increase:

[**REDACTED**]

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE

☐	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

☐

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☐	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

☒	D. OTHER (Specify type of modification and authority) Incremental Funding IAW Paragraph B.10

E. IMPORTANT: Contractor ☐ is not. ☒ is required to sign this document and return 0 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible. )

Tax ID Number: 31-1420852

DUNS Number: 789638418

The purpose of this modification is to provide incremental funding in the amount of [**REDACTED**] under CLIN 0301. Total funding obligated under the contract increases by [**REDACTED**] from [**REDACTED**] to [**REDACTED**]. The total value of the contract remains unchanged.

1. Under Section B, Supplies or Services and Prices/Costs, Paragraph B.7 Total Contract Price/Total Contract Funding (see change pages 21 and 23)

a. Under CLIN Series 0300, CLIN 0301, the Obligated Amount column is increased by

Continued   . . .

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 1OA, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)

15B. CONTRACTOR/OFFEROR

(Signature of person authorized to sign)

15C. DATE SIGNED

16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
[**REDACTED**]

16C. DATE SIGNED
10/29/2013

NSN 7540-01-152-8070 Previous edition unusable	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF
	HM021013CN002/P00003	2	3

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
0301

[**REDACTED**] from [**REDACTED**] to [**REDACTED**]. The Unfunded Amount column is decreased by [**REDACTED**] from [**REDACTED**] to [**REDACTED**]. The Maximum Total Price is unchanged.

b. Under CLIN Series 0300, Subtotal Contract Year 4, the Obligated Amount column is increased by [**REDACTED**] from [**REDACTED**] to [**REDACTED**]. The Unfunded Amount column is decreased by [**REDACTED**] from [**REDACTED**] to [**REDACTED**]. The Maximum Total Price is unchanged.

e. Under Total Contract Value with Options, the Obligated Amount column is increased by [**REDACTED**] from [**REDACTED**] to [**REDACTED**]. The Unfunded Amount column is decreased by [**REDACTED**] from [**REDACTED**] to [**REDACTED**]. The Maximum Total Price column is unchanged.

2. Under Section G, Contract Administration Data, Paragraph G.6, Accounting and Appropriation Data, the table is revised to reflect [**REDACTED**] obligation under CLIN 0301. See change page 33.

Discount Terms:

Net 30

Payment:

[**REDACTED**]

FOB: Destination

Period of Performance: 09/01/2013 to 08/31/2014

Change Item 0301 to read as follows(amount shown is the obligated amount):

Commercial Satellite Imagery - Service Level Agreement For Pixel & Imagery Acquisition/Operations (Baseline Collection Capacity).

CLIN VALUE$250,000,000.00

Incrementally Funded Amount: [**REDACTED**]

Product/Service Code: 7640

Product/Service Description: MAPS, ATLASES, Continued ...

[**REDACTED**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF
	HM021013CN002/P00003	3	3

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	CHARTS,&GLOBES Requisition No:NS38G83294AS01, NSU8G83197AS29, NSU8G83241AS35 Accounting Info: [**REDACTED**] G-1 Accounting and Appropriation Data [**REDACTED**] Total:				Amount [**REDACTED**] [**REDACTED**] [**REDACTED**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY with the Securities and Exchange Commission

HM0210-13-C-N002-P00003

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1

(U) SECTION A — See Standard Form (SF) 1449, Solicitation, Offer and Award

(U) SECTION B - Supplies or Services/Prices

«  «  «  «  «  «

Contract Line Item Number (CLIN) Series 0000, 0100 and 0200 are “RESERVED” under this reissued contract, HM0210-13-C-N002. The effort under the aforementioned CLIN Series was accomplished under the predecessor contract, HM0210-10-C-0002. The remaining CLIN Series, including options, are shown in this reissued contract.

«  «  «  «  «  «

(U)	BASE PERIOD: [**REDACTED**] (Reference Contract HM0210-10-C-0002)

B.1	(U) CLINs 0001, 0101 and 0201: [**REDACTED**]

B.2	(U) CLINs 0002, 0102 and 0202: [**REDACTED**]

B.3	(U) CLINs 0003, 0103 and 0203: [**REDACTED**]

B.4	(U) CLINs 0004, 0104 and 0204: [**REDACTED**]

B.5	(U) CLINs 0005, 0105 and 0205: [**REDACTED**]

B.6	(U) CLINs 0006, 0106 and 0206: [**REDACTED**]

B.7	(U) TOTAL CONTRACT PRICE/TOTAL CONTRACT FUNDING

This Table is UNCLASSIFIED

CLIN	Maximum Total Price			Obligated Amount			Unfunded Amount

CLIN Series 0000
Contract Year 1: 0001, 0002, 0003, 0004, 0005, 0006 and 0007	[**REDACTED**] (reference Contract HM0210-10-C-0002)

CLIN Series 0100
Contract Year 2: 0101, 0102, 0103, 0104, 0105, 0106 and 0107	[**REDACTED**] (reference Contract HM0210-10-C-0002)

CLIN Series 0200
Contract Year 3: 0201, 0202, 0203, 0204, 0205, 0206 and 0207	[**REDACTED**] (reference Contract HM0210-10-C-0002)

CLIN Series 0300
0301		$250,000,000.00		$	[**REDACTED**	]	$	[**REDACTED**	]
0302	$	[**REDACTED**	]	$	[**REDACTED**	]	$	[**REDACTED**	]
0303	$	[**REDACTED**	]	$	[**REDACTED**	]	$	[**REDACTED**	]
0304	$	[**REDACTED**	]	$	[**REDACTED**	]	$	[**REDACTED**	]
0305	$	[**REDACTED**	]	$	[**REDACTED**	]	$	[**REDACTED**	]
0306	$	[**REDACTED**	]	$	[**REDACTED**	]	$	[**REDACTED**	]
[**REDACTED**]	$	[**REDACTED**	]	$	[**REDACTED**	]	$	[**REDACTED**	]
Subtotal Contract Year 4	$	[**REDACTED**	]	$	[**REDACTED**	]	$	[**REDACTED**	]

FOIA CONFIDENTIAL TREATMENT REQUESTED

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY with the Securities and Exchange Commission

HM0210-13-C-N002-P00003

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1

This Table is UNCLASSIFIED

CLIN	Maximum Total Price			Obligated Amount			Unfunded Amount
CLIN Series 0900
0901		$300,000,000.00		$	[**REDACTED**	]	$	[**REDACTED**	]
0902	$	[**REDACTED**	]	$	[**REDACTED**	]	$	[**REDACTED**	]
0903	$	[**REDACTED**	]	$	[**REDACTED**	]	$	[**REDACTED**	]
0904	$	[**REDACTED**	]	$	[**REDACTED**	]	$	[**REDACTED**	]
0905	$	[**REDACTED**	]	$	[**REDACTED**	]	$	[**REDACTED**	]
0906	$	[**REDACTED**	]	$	[**REDACTED**	]	$	[**REDACTED**	]
[**REDACTED**]	$	[**REDACTED**	]	$	[**REDACTED**	]	$	[**REDACTED**	]
Subtotal Contract Year 10	$	[**REDACTED**	]	$	[**REDACTED**	]	$	[**REDACTED**	]

Total Contract Value with Options		$2,585,780,000.00		$	[**REDACTED**	]	$	[**REDACTED**	]

B.8                                    (U) CLIN DESCRIPTION

(U) In accordance with this contract, the Contractor shall furnish all materials, labor, equipment and facilities, except as specified herein to be furnished by the Government, and shall do all that which is necessary or incidental to the satisfactor y and timely performance of CLINs 0301 through 0306 (and Option CLINs if exercised) as stated below.

B.9                                    (U) CONTRACT TYPE

(U) This is a hybrid Firm Fixed Price (FFP) and Time and Material contract (predominately FFP), with base and option periods as specified in Section/Paragraph F.5.

(U)                                      OPTION PERIODS

B.10                             (U) OPTION CLINs 0301, 0401, 0501, 0601, 0701, 0801 and 0901 — COMMERCIAL SATELLITE IMAGERY - SERVICE LEVEL AGREEMENT FOR PIXEL & IMAGERY ACQUISITION/OPERATIONS (BASELINE COLLECTION CAPACITY)

(U) The scope of this FFP CLIN Series for the acquisition and delivery of imagery and associated imagery support data under a SLA from the Contractor’s satellite constellation is defined in Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work, and in accordance with Special Contract Requirement H.24, Exercise of Options. This effort is priced at the amounts set forth below.

This Table is UNCLASSIFIED
Options: Contract Years 2 through 10

CLIN Series 0x01	Baseline Quantity (sqnmi/day)		Firm Fixed Price (12 Months)
Option CLIN 0101 (Contract Year 2)	[**REDACTED**] (reference HM0210-10-C-0002)
Option CLIN 0201 (Contract Year 3)	[**REDACTED**] (reference HM0210-10-C-0002)
Option CLIN 0301 (Contract Year 4)	[**REDACTED**	]	$250,000,000.00
[**REDACTED**]
Option CLIN 0401 (Contract Year 5) *	[**REDACTED**	]	$300,000,000.00
Option CLIN 0501 (Contract Year 6) *	[**REDACTED**	]	$300,000,000.00
Option CLIN 0601 (Contract Year 7) *	[**REDACTED**	]	$300,000,000.00
Option CLIN 0701 (Contract Year 8) *	[**REDACTED**	]	$300,000,000.00
Option CLIN 0801 (Contract Year 9) *	[**REDACTED**	]	$300,000,000.00
Option CLIN 0901 (Contract Year 10) *	[**REDACTED**	]	$300,000,000.00

PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY with the Securities and Exchange Commission

HM0210-13-C-N002-P00003

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1

G.5                            (U) NGA: PAYMENT INSTRUCTIONS FOR MULTIPLE ACCOUNTING CLASSIFICATION CITATIONS (SEP 2003)

(U) In accordance with DFARS 204.7107, the following instructions are provided for payment of CLINs with multiple lines of accounting: FROM THE OLDEST LINES OF ACCOUNTING FIRST.

G.6                            (U) ACCOUNTING AND APPROPRIATION DATA

This Table is UNCLASSIFIED

Action	CLIN	ACRN	Fund Cite	Obligated Funding			Cumulative Total
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	$	[**REDACTED**	]	$	[**REDACTED**	]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	$	[**REDACTED**	]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	$	[**REDACTED**	]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	$	[**REDACTED**	]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	$	[**REDACTED**	]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	$	[**REDACTED**	]
			Total	$	[**REDACTED**	]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	$	[**REDACTED**	]	$	[**REDACTED**	]
			Total	$	[**REDACTED**	]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	$	[**REDACTED**	]	$	[**REDACTED**	]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	$	[**REDACTED**	]
			Total	$	[**REDACTED**	]